Loss per share (Tables)	12 Months Ended
Dec. 31, 2020
Earnings per share [abstract]
Schedule of anti-dilutive securities
The outstanding number and type of securities that could potentially dilute basic net income per share in the future but would have decreased the loss per share (anti-dilutive) as at December 31, 2020 and 2019 are as follows:

	2020	2019
	#	#
Share options	1,516,641	1,692,347
DSUs	44,142	36,250
	1,560,783	1,728,597